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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2000

         The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, the Blue Chip Growth Trust, the Equity-Income Trust and the International Stock Trust. The fee reduction is based on the combined asset level of all four portfolios. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

     COMBINED ASSET LEVELS                                FEE REDUCTION
                                                          (AS A PERCENTAGE OF
                                                          THE ADVISORY FEE)

     First $750 million                                   0.0%
     Between $750 million and $1.5 billion                2.5%
     Between $1.5 billion and $3.0 billion                3.75%
     Over $3.0 billion                                    5.0%

The fee reductions are applied to the advisory fees of each of the four portfolios. This voluntary fee waiver may be terminated at any time by the adviser.


                   THE DATE OF THIS SUPPLEMENT IS JULY 5, 2000



MIT.PROSUPP 07/2000